Effective tax rate	6 Months Ended
Jun. 30, 2024
Effective Tax Rate [Abstract]
Disclosure of effective tax rate [text block]	Effective tax rate 2024 to 2023 three months comparison Income tax expense in the quarter was € 276 million (second quarter of 2023: € 366 million). The effective tax rate was 211% in the second quarter of 2024 mainly affected by litigation charges that are non-tax deductible and compares to 35% in the second quarter of 2023 which was also affected by litigation charges being partly non-tax deductible. 2024 to 2023 six months comparison Income tax expense in the first six months of 2024 was € 745 million (first six months of 2023: € 924 million). The effective tax rate in the first six months of 2024 was 42% mainly affected by litigation charges that are non-tax deductible compared to 31% in the first six months of 2023.